SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




                              January 31, 2003
______________________________________________________________________________
                     (Date of earliest event reported)



                       First Keystone Financial, Inc.
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)


         Pennsylvania              000-25328                   23-0469351
______________________________________________________________________________
(State or other jurisdiction (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)



22 West State Street, Media, Pennsylvania                           19063
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)


                               (610) 565-6210
______________________________________________________________________________
            (Registrant's telephone number, including area code)


                               Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)




ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________

                       (a)  Not applicable.
                       (b)  Not applicable.
                       (c)  Exhibits

                            The following exhibit is filed herewith.

         Exhibit Number           Description
         ______________           ___________

              99.1           Press Release dated January 31, 2003



ITEM 9.  Regulation FD Disclosure
         ________________________

    On January 31, 2003, First Keystone Financial, Inc. (the "Company") reported its earnings for the quarter ended December 31, 2002.

    For additional information, reference is made to the Company's press release dated January 31, 2003 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.




















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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             FIRST KEYSTONE FINANCIAL, INC.



Date: February 3, 2003       By:  /s/ Thomas M. Kelly
                             --------------------------------------
                             Thomas M. Kelly
                             President and Chief Financial Officer
























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